Summary Prospectus	AZL® DFA Emerging Markets Core Equity Fund

May 1, 2018

AZL® DFA Emerging Markets Core Equity Fund

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2018, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.57%

Total Annual Fund Operating Expenses	2.07%
Fee Waiver and Expense Reimbursement(1)(2)	-0.57%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.50%

(1)	The Manager and the Fund have entered into a written agreement reducing the management fee to 0.95% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.
(2)	The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 1.50% through at least April 30, 2019, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund’s expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver and expense limitation agreements for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$594	$1,061	$2,355

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® DFA Emerging Markets Core Equity Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund purchases a broad and diverse group of securities associated with emerging markets, as designated by the subadviser, which may include frontier markets (emerging market countries in an earlier stage of development), with a greater emphasis on small capitalization, value and high profitability companies. The Fund’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Fund’s assets to the largest growth or low profitability companies, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. Securities are considered value stocks primarily because a company’s shares have a low price in relation to their book value. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. In assessing growth and value, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the subadviser uses for assessing growth, value or profitability are subject to change from time to time. In addition, the subadviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors it determines to be appropriate, given market conditions.

As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets equity investments.

The Fund may gain exposure to companies by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund may purchase or sell futures contracts and options on futures contracts or other equity market securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or use derivatives for purposes of speculation or leveraging investment returns.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Value Stocks Risk Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.
•	Capitalization Risk Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
•	Emerging Markets Risk Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® DFA Emerging Markets Core Equity Fund

•	Depositary Receipt Risk Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. Investing in these instruments may expose the Fund to credit risk with respect to the issuer of the depositary receipt, in addition to the risks of the underlying investment.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q1, 2017)	13.08%
Lowest (Q4, 2016)	-5.29%

Average Annual Total Returns

	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA Emerging Markets Core Equity Fund	34.86%	5.12%
MSCI Emerging Markets Index*	37.75%	6.10%

*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® DFA Emerging Markets Core Equity Fund

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

Dimensional Fund Advisors LP serves as the subadviser to the Fund.

The Fund’s portfolio managers are: Joseph H. Chi, Senior Portfolio Manager and Vice President, Jed S. Fogdall, Senior Portfolio Manager and Vice President, since April 2015; Bhanu P. Singh, Senior Portfolio Manager and Vice President, Allen Pu, Senior Portfolio Manager and Vice President, since July 2015, and Mary T. Phillips, Senior Portfolio Manager and Vice President, since May 2018.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

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